Exhibit 10.l9

Name of Offeree: __________________

Private Offering

800,000

Shares of Common Stock
par value $0.001 per share

Aegis Identity Software, Inc.

July 2015

Aegis Identity Software, Inc.
750 West Hampden Avenue
Suite 500
Englewood, Colorado 80110
303.222.1060

Legal Notices

Confidential and Proprietary Nature of Information
The Confidential Investor Presentation (July 2015) (the “Presentation”) has been prepared for informational purposes only in order to assist prospective investors in evaluating an investment in Aegis Identity Software, Inc., a Colorado corporation (the “Company” or “Aegis Identity”).  By accepting delivery of the Presentation or any other material in connection with this offering, the prospective investor agrees (a) to keep strictly confidential the contents of the Presentation and such other material and to not disclose such contents to any third party or otherwise use the contents for any purpose other than evaluation by such prospective investor of an investment in the securities, (b) not to copy all or any portion of the Presentation or any such other material, and, (c) to securely destroy or return the Presentation, the Subscription Agreement and all such other material (the “Investment Package”) to Ralph Armijo, Chief Executive Officer, Aegis Identity Software, Inc., 750 West Hampden Avenue, Suite 500, Englewood, Colorado 80110, if (i) the prospective investor does not subscribe to purchase any of the securities offered hereby, (ii) the prospective investor’s subscription is not accepted, or (iii) this offering is terminated or withdrawn.

The Company will make available to any qualified prospective investor, prior to the sale of any securities, the opportunity to ask questions of and to receive answers from representatives of the Company concerning the Company, the terms and conditions of the offering and to obtain any additional relevant information to the extent the Company possesses such information or can obtain it without unreasonable effort or expense.

Except for such information that is provided by the Company in response to requests from qualified prospective investors or their advisors, no person has been authorized in connection with the offer or sale of the securities to give any information or to make any representation not contained in the Investment Package and, if given or made, such information or representation must not be relied upon.  Prospective investors should not rely upon information not contained in the Investment Package unless it is provided by the Company as indicated above.

No Duty to Update Information Contained in the Investment Package
The information contained in the Investment Package is as of the date hereof and is subject to change, completion and amendment without notice.  Neither the delivery of the Investment Package nor any sale made hereunder at any time shall, under any circumstances, imply that there has been no change in the business or affairs of the Company since the date hereof or that the information contained in the Investment Package is correct as of any time subsequent to its date.

The Company is not under any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Offering to Accredited Investors Due to Speculative Nature of Offering
An investment in the securities is speculative and involves a high degree of risk including, without limitation, the risk that the Company may not be able to operate for a profit and may incur continuing operating losses, the risk the Company may require additional financing and the risk of substantial dilution, and should not be purchased by anyone who cannot afford the loss of the entire investment.  See “Risk Factors.”

This Investment Package constitutes an offer only to the prospective investor to whom the Investment Package is initially provided by the Company and does not constitute an offer to sell to or a solicitation of an offer to buy from anyone in any state or jurisdiction in which such offer or solicitation is not authorized, or to any person to whom it is unlawful to make such an offer or solicitation or to any individual who does not possess the qualifications described in Attachment II to the Subscription Agreement.

Prospective investors should not construe the contents of the Investment Package or any prior or subsequent communications from or with the Company, or any person associated with the offering, as legal or professional tax advice.  The prospective investor authorized to receive this Investment Package should consult his, her or its own counsel, accountant or business advisor, respectively, as to legal, tax and other matters concerning its purchase of the securities.

In making an investment decision, investors must rely on their own evaluation of the Company and the terms of the offering, including the merits and risks involved.

The Company reserves the right in its sole discretion and for any reason whatsoever, to modify, amend and/or withdraw all or a portion of the offering and/or accept or reject in whole or in part any prospective investment in the securities.  The Company shall have no liability whatsoever to any prospective investor and/or investor in the event that any of the foregoing shall occur.

Securities Offered Pursuant to Federal and State Exemptions from Registration
The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder, and similar exemptions from registration provided by certain state securities laws.

The securities offered hereby have not been recommended, approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Agreement.  Any representation to the contrary is a criminal offense.

Restriction on Transferability
The securities offered hereby are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and the applicable state securities laws, pursuant to registration or exemption therefrom.  Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

Forward Looking Statements
This Investment Package includes forward-looking information, including, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations, intentions and adequacy of resources.  These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  These factors include, among others, the following: ability of Aegis Identity to execute its business strategy; ability to obtain additional financing; successful development of its software products; ability to protect its intellectual property; significant competition; ability to attract and retain qualified employees; and other factors described in this Investment Package.  Prospective investors are expected to conduct their own investigation with regard to the Company and its prospects.

The information presented in this Investment Package was prepared by the Company solely for use by prospective investors in connection with the offering.  Nothing contained in this Investment Package is, or should be relied on as, a promise or representation as to the future.

For More Information
If you have questions about the information in this Investment Package, or if you desire further or other information, please do not hesitate to contact:

Ralph Armijo
Chief Executive Officer
Aegis Identity Software, Inc.
750 West Hampden Avenue, Suite 500
Englewood, Colorado 80110
ralph.armijo@aegisidentity.com
303.907.6519

Summary Offering Term Sheet

The following summarizes the basic terms and conditions by which the Company proposes to sell up to 800,000 shares of common stock, par value $0.001 per share (each a “Share” or collectively “Shares”), of Aegis Identity (the “Offering”).  An investment in the Shares involves a high degree of risk.  The Shares are being offered only to select accredited investors (as such term is defined in Rule 506 (a) of Regulation D under the Securities Act) subject to the execution and delivery of this Subscription Agreement.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the more detailed information contained in this Subscription Agreement and the exhibits thereto.

Issuer:	Aegis Identity Software, Inc., a Colorado corporation
Type of Security:	One share of common stock, par value $0.001 per share, of Aegis Identity.
Price:	$2.50 per Share
Minimum Offering:	$1,000,000/400,000 Shares
Maximum Offering:	$2,000,000/800,000 Shares
Minimum Investment:	None
Lock-Up/Leak-Out:	The Shares will be subject to a lock-up period and leak-out limitations contained in Exhibit A.
Termination:	This Offering will terminate on the sale of the maximum amount of Shares offered hereby. The Company may terminate this Offering in its sole discretion.
Closing:	The funds will not be held in escrow, but will be delivered directly to the Company, once they have cleared.
Use of Proceeds:	The Company intends to use the net proceeds of this Offering to fund the expenses in connection with filing an S-1 Registration Statement and to use for general working capital purposes.
Risk Factors:
An investment in the Shares involves a high degree of risk.  The Shares are a suitable investment only for those investors who can afford a total loss of their investment.  Prospective investors are strongly encouraged to review carefully “Risk Factors.”

Capitalization:

	Aegis Identity Software, Inc. Number of Shares Outstanding(1)

	Minimum Shares		Maximum Shares

Before Offering:
Common Stock	4,118,286		4,118,286
Convertible Securities	2,632,234		2,632,234
Employee Options	3,211,250		3,211,250

Offered Hereby:
Common Stock	400,000		800,000

Total Outstanding at Conclusion of Offering:	10,361,8000	(1)	10,761,800	(1)

(1) The number of shares are based on a reverse stock split of 4-1 that has been approved by the Board of Directors, but not consummated as of the date of this Investment Package.  The shares are subject to the final review of the Company’s outside accountants.

Additional Information
In addition to carefully considering the information contained in this Investment Package, prospective investors are urged to request from the Company additional information or copies of relevant documents as they may deem necessary or advisable in evaluating this Offering.

AEGIS IDENTITY SOFTWARE, INC.
SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER

July 2015

This Offering is being made on a “best-efforts” basis in accordance with Section 4(2) of the Securities Act.  Offers and sales of these Shares will be made only to “accredited investors” as defined in Rule 501 of the Securities Act.  There is no assurance a material amount of the Shares will be purchased by investors.  There has been no market for the common stock of the Company, and no assurance can be given that any public trading market will be developed or maintained after this Offering.  The offering price of the Shares has been determined arbitrarily by the management of the Company, and bears no particular relationship to our net worth, revenues or any other standard criteria of value.

THESE SECURITIES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE SUBSTANTIAL DILUTION, AND THEY SHOULD NOT BE PURCHASED BY ANY INVESTOR WHO CANNOT AFFORD THE LOSS OF THIS ENTIRE INVESTMENT.  THESE SECURITIES ARE BEING OFFERED UNDER EXEMPTIONS FROM REGISTRATION OF RELEVANT FEDERAL AND STATE SECURITIES LAWS, AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS DOCUMENT IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

This Subscription Agreement constitutes an offering of securities by Aegis Identity to you pursuant to Section 4(2) of the Securities Act.  This Subscription Agreement is offered and entered into for the purpose of your purchasing the Shares offered by Aegis Identity, as described in the Summary Offering Term Sheet and the Confidential Investor Presentation (July 2015).

You agree that this investment is being made entirely on the terms and conditions stated.

The undersigned (“Subscriber”) hereby subscribes for and offers to purchase from the Company a total of Two Hundred Twenty Thousand (220,000) shares of common stock at Two Dollars and Fifty Cents ($2.50) per share for the amount of Five Hundred Fifty Thousand dollars ($550,000.00) as set forth in Section 13 of this Subscription Agreement upon and subject to the following terms and conditions:

1.           The shares of common stock subscribed for herein are part of a private placement offering of the Company being offered only to accredited investors who must represent herein that they meet the suitability standard for such accredited status.  There is no provision for the impoundment or escrow of any funds received by the Company in this Offering, nor is there any minimum amount of this Offering required to be sold by the Company to close this Offering.  The Company intends to utilize any proceeds from this Offering promptly upon receipt from investors regardless of the actual amount, which are sold in this Offering.  In no event will any funds be returned to investors who purchase any of the securities offered hereby.

2.           The Company reserves the right to accept or reject any subscription made in this Offering in whole or in part, and this Agreement shall not be binding on the Company until accepted in writing by the Company at the end of this document.

3.           Following are certain material elements of this Offering:

Aegis Identity Software, Inc. - The Company began operations in 2011 and soon thereafter launched TridentHE, its proprietary identity management software.  This initial software product is focused specifically on the higher education vertical market.  The Company also offers professional services related to the implementation and support of TridentHE.  In three years of operations the Company has several higher education and community college clients in various stages of production.  Additional information relating to the business and products of the Company is contained in the Confidential Investor Presentation accompanying this Agreement.

Use of Proceeds - Proceeds received by the Company in this Offering will be used to fund the expenses in connection with filing an S-1 Registration Statement (“IPO”) and for working capital purposes.

Additional Information -We will make available to each prospective investor, prior to the sale of any common stock in this Offering, the opportunity to ask questions of and receive answers from an executive officer of the Company concerning the terms and conditions of this Offering and to obtain any additional information necessary to verify the accuracy of the information contained in this document and its accompanying Confidential Investor Presentation (July 2015).  Questions, inquiries and requests for such information may be directed to the Company by mail addressed to the Company: Attn: Ralph Armijo (Chairman and CEO), Aegis Identity Software, Inc., 750 W. Hampden Ave., Suite 500, Englewood, CO 80110 or by telephone at (303)222-1060.

4.           Lock-Up/Leak-Out Agreement.  You will be required to enter into a Lock-Up/Leak-Out Agreement, attached hereto as Exhibit A and incorporated herein by reference, agreeing to certain limitations on the resale of the Shares you purchase in this Offering.

5.           Risk Factors.  You should carefully consider the following risks before you decide to subscribe for any stock purchase in this Offering:

a)
We have had limited revenues from operations since inception.  Inasmuch, there is limited operating history for you to evaluate regarding this investment in our common stock.  Our revenues will be limited, but growing, until we achieve economies of scale for our software products and further expansion into the education market, which will enable us to achieve profitability.  There is no assurance this will ever happen.  We may incur substantial losses until our projected breakeven point is achieved.

b)
Our spending levels since inception are no indication of our future spending levels since we are entering a period where we will encounter increased spending on further software development, personnel staffing and other expenses primarily related to software development and marketing operations.  Accordingly, we expect our expenses, losses and accumulated deficit will increase substantially before we generate material product revenues.

c)
Our revenues and operating results will depend largely on the volume and timing of market expansion and development of new features in our software, which currently is based primarily on our projections of future revenues and margins.  If we experience unexpected material shortfalls in revenues, we may not be able to adjust our spending levels in a timely manner to avoid substantial harm to our business and financial condition.

d)	We are an emerging company and accordingly must address many risks and uncertainties particularly characteristic of early stage corporate development and management. Such matters include:

I.
Developing and maintaining stable relationships with higher education clients as well as key members of the education community and press; Successfully implementing and executing our sales and marketing strategies;

II.	Continuing to develop and introduce expanded functionality for the Trident software and expand current products offerings;

III.	Providing timely and good customer service and technology fulfillment through our corporate headquarters and our professional services partner to our existing customer base;

IV.	Responding adequately to any competitive developments in our industry; and

V.	Attracting, retaining and motivating qualified personnel.

VI.	We cannot assure you that we will address such start-up risks successfully, and our failure to do so would cause substantial harm to our business and financial condition.

e)	Future sales of our products and services offering will depend primarily upon our acceptance in the marketplace.

f)
The cyber security market is highly competitive, volatile and rapidly changing, and we expect the competition to intensify in the future.  Most of our competitors have greater financial, personnel, marketing, technical and other resources than us.  We cannot assure you that we can compete successfully against Oracle, Fischer, Microsoft, NetIQ and other well-financed software companies offering similar identity management software and services.  We also cannot assure you that we will offer software products or services demanded by the market.

g)
Our planned operations may require additional capital funding to implement our software development strategy, strategic go-to market and other marketing plans.  Our current plans include raising funds by selling shares of our common stock.  There is no assurance we can accomplish obtaining funding as planned in an additional offering of our securities, or that we can raise our needed capital from any other source.  If we cannot obtain significant funding for our operations, we would most likely be forced to discontinue our business.

h)
Market acceptance of our software products will depend upon our ability to establish and maintain a favorable brand image for the Trident software and related services, to introduce reliable and cost-effective products/services, and to develop a good reputation for good quality products/services, differentiated from our competitors.  Any failure to attain market acceptance of our products will harm our business and operations significantly.

i)
The ability and experience of our current management and other key personnel is important to our future growth and success, and the loss of one or more of them would harm our business substantially.  We must retain our key management and other personnel and also attract and hire additional key personnel in order to implement our business plan.  There is significant competition for employees that possess the skills required to develop the software.  We may not be able to identify a sufficient number of qualified employees to continue the development of our software, and may not be successful in motivating and retaining the employees we are able to attract.  Employees trained by the Company may leave to work at companies that compete with it.  We may be unable to locate and hire additional key personnel as needed, which would result in serious harm to our business and operations.

j)
Future sales of our Trident software products may involve material seasonality, and thus we expect our quarterly operating results to fluctuate.  We cannot assure you that we will achieve or maintain profitability on a consistent quarterly basis.

k)
Given the critical nature of our software and services to the business processes of potential customers, a new client deciding whether to transition to Trident software may require several months to make their decision to purchase our software and services.  As a result, the complete sales cycle can take from 60 days to nine months and require a substantial amount of time and resources.  In addition, we may experience a significant delay between the time it incurs sales-related expenses and the time we generate revenues, if any, from such expenditures and the failure to generate revenues from such expenditures could have a material adverse effect on our results of operations.

l)
We are in the process of continuing the development of our software product.  Accordingly, there is no assurance we will successfully continue to develop the software in a timely manner or at all.  Our products include complex software utilized on sophisticated computing systems and related services, and we may encounter delays when developing the software as well as any new applications, features and services.  We may encounter undetected errors or defects in the initial installed versions of the software or when new versions of the software are released.  In addition, we may experience difficulties in installing or integrating our technologies on platforms used by our clients.  Defects in the software, errors or delays in the processing of transactions or other difficulties could result in interruption of business operations, delay in market acceptance, additional development and remediation costs, diversion of technical and other resources, loss of clients, negative publicity or exposure to liability claims.  Although we attempt to limit our potential liability through disclaimers and limitation of liability provisions in our software license and customer agreements, management cannot be certain that these measures will successfully limit our liability.

m)
We protect our proprietary information and technology, in part, by requiring employees to enter into agreements providing for the maintenance of confidentiality and the assignment of rights to inventions made by them while employed by us.  We may also may enter into non-disclosure and invention assignment agreements with certain of our technical consultants to protect our confidential and proprietary information and technology.  Management cannot assure you that our confidentiality agreements with our employees and consultants will not be breached, that we will be able to effectively enforce these agreements, that we will have adequate remedies for any breach of these agreements, or that our trade secrets and other proprietary information and technology will not be disclosed or will otherwise be protected.

n)
We do not hold any patents at the moment.  We rely on contractual and license agreements with third parties in connection with their use of our technology and services.  There is no guarantee that such parties will abide by the terms of such agreements or that we will be able to adequately enforce our rights.  Protection of confidential information, trade secrets and other intellectual property rights in the markets in which we operate and compete is highly uncertain and may involve complex legal questions.  We cannot completely prevent the unauthorized use or infringement of our confidential information or intellectual property rights, as such prevention is inherently difficult.  Costly and time-consuming litigation could be necessary to enforce and determine the scope of our confidential information and intellectual property protection.  If we are unable to protect our proprietary rights or if third parties independently develop or gain access to the Company’s or similar technologies, our business, revenue, reputation and competitive position could be materially adversely affected.

o)
No dividends have been paid on our common stock.  Because we do not anticipate paying any dividends in the near future, potential investors probably will not derive any profits from their investment for the foreseeable future, other than through any price appreciation of our stock.  If we are able to achieve cash flow positive operations then management expects to utilize any profits for working capital purposes.  Thus, it is likely that investor profits, if any, will be limited for the near future.

p)
The Company has a substantial amount of debt which could have important consequences including the following: (i) a substantial portion of the Company’s cash flow from operations is dedicated to the payment of principal and interest on indebtedness, thereby reducing the funds available for operations, future business opportunities and capital expenditures; (ii) ability to obtain additional financing for working capital, debt service requirements and general corporate purposes in the future may be limited; (iii) Aegis Identity is at a competitive disadvantage to lesser leveraged competitors; (iv) the debt service requirements could make it more difficult to satisfy other financial obligations; and (v) the Company may be vulnerable in a downturn in general economic conditions or in its business and it may be unable to carry out activities that are important to its growth. If the Company is unable to generate sufficient cash flow to service its debt or to fund its other liquidity needs, the Company will need to restructure or refinance all or a portion of its debt, which could impair its liquidity.  Any refinancing of indebtedness, if available at all, could be at higher interest rates and may require the Company to comply with more onerous covenants that could further restrict its business operations.

q)
After completion of this Offering, the current directors, officers and principal shareholders, will as a group continue to own a majority of the capital stock of the Company, and accordingly they will continue to have the power to control the affairs and management of the Company.

r)
Any future equity financing that the Company receives may involve substantial dilution to the Company’s existing shareholders.  In the event that any such shares are issued, the proportionate ownership and voting power of other shareholders will be reduced.

6.           Subscriber herewith agrees to wire transfer to the account specified by the Company in the aggregate amount specified in Section 1 of this Subscription Agreement upon the satisfaction of the events and in the amounts set forth in Section 12 in full consideration for the purchase of common stock being subscribed for in this Subscription Agreement.  Upon acceptance by the Company, this Subscription Agreement will become a binding agreement on Subscriber.

7.           Subscriber hereby acknowledges and realizes that a purchase of common stock from the Company in this Offering is speculative and involves a high degree of risk, and that this investment is only suitable for persons who can afford the entire loss of this investment, and that the economic benefits of this investment are uncertain.  Sub-scriber particularly acknowledges that Subscriber has read and considered all of the foregoing risk factors involved in this investment, and that Subscriber has also received and considered the Confidential Investor Presentation (July 2015) accompanying this Subscription Agreement.

8.           Subscriber further represents and acknowledges the following:

i.
Subscriber has such knowledge and experience in financial and business matters so as to be capable of evaluating the risks and uncertainties of this investment in the Company’s stock.  Subscriber further acknowledges that Subscriber has experience in investments such as this Offering, and that Subscriber does not need or desire the assistance of an investment representative to assist Subscriber in the evaluation of this investment.

ii.
Subscriber is in the financial position to hold this investment for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of Subscriber’s investment in this Offering.

iii.
Subscriber has adequate means to provide for Subscriber’s current and future needs and contingencies, and has no need for liquidity in respect to this investment.  Subscriber acknowledges this investment is not liquid in case of an emergency or for any other reason.  Subscriber further represents that this investment by Subscriber is not disproportionate to Subscriber’s net worth, and will not be excessive in respect to Subscriber’s investment experience and program.

iv.
Subscriber acknowledges that Subscriber is an “accredited investor” as defined in Rule 501 of the Act, and that Subscriber, is purchasing these securities from the Company for Subscriber’s own account for long-term investment purposes and not with any present view toward resale, transfer or other disposition of these securities.  Subscriber further agrees to the placement of a restrictive legend upon the Shares, which evidences their status as restricted securities.  Such restrictive legend will state that the Shares cannot be transferred, resold or otherwise disposed of unless registered under relevant securities laws or satisfying a legal exemption from such registration.  Subscriber further acknowledges that the Company has no obligation to register any such securities.

v.
Subscriber represents and warrants that Subscriber is a bona fide resident of, or domiciled in if Subscriber is not an individual, the state which is included in the address of Subscriber set forth in this Subscription Agreement.

vi.
Subscriber represents the Shares being purchased in this Subscription Agreement are being purchased by Subscriber solely for the beneficial interest of Subscriber and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

vii.
Subscriber understands and acknowledges that the Shares have not been registered under the Securities Act or any relevant state securities laws, in reliance on exemptions from registration which depend in part upon Subscriber’s investment intent herein, and accordingly the truth and accuracy of the foregoing representations of Subscriber will be relied upon by the Company in satisfying such exemptions and Subscriber agrees to indemnify the Company from and against any and all liability that may result to the Company (including court costs and attorneys’ fees) as a result of any of the representations made by Subscriber in connection with this subscription being materially inaccurate, incomplete, or misleading.

viii.
Subscriber further acknowledges that Subscriber has been given the opportunity to have access to full and complete information on the Company (including the opportunity to meet with the Company’s management and review whatever documents are requested by Subscriber to evaluate this investment) and on the terms and conditions of this Offering of the Company’s common stock, and that the Subscriber has utilized such access to Subscriber’s full satisfaction incident to obtaining additional information or verifying information already obtained relating to this Offering.

9.           Subscriber acknowledges that the Company is required by Federal law to obtain, verify and record information that identifies each person or entity who subscribes to purchase the Shares.  Subscriber acknowledges and agrees that it will furnish to the Company upon request a copy of the Subscriber’s identifying documents that will assist the Company to properly identify the Subscriber as required by Federal law.  Such documents may include, without limitation, in the case of an individual, the Subscriber’s driver’s license, passport or other appropriate identifying documents or, in the case of a corporation, partnership or other entity, a copy of such entity’s organizational documents and evidence of the authority of the person executing this Subscription Agreement on behalf of such entity that such person has full authority to execute and deliver this Subscription Agreement on behalf of such entity and otherwise to act on behalf of such entity in connection with such entity’s subscription for the Shares.

10.           Subscriber is not an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Subscription Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC, such Persons, “Specially Designated Nationals and Blocked Persons”) or otherwise. Neither the Subscriber nor any Person who owns an interest in the Subscriber is a Person with whom a U.S. Person, including a United States financial institution as defined in 31 U.S.C. 5312, as periodically amended, is prohibited from transacting business of the type contemplated by this Subscription Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

11.           Subscriber shall complete both Part I and Part II of this Subscription Agreement as well as Exhibit A, and all further notice to Subscriber from the Company shall be deemed given when mailed by first class mail, postage prepaid, to the address of Subscriber on Part I.  All of Subscriber’s rights hereunder shall inure to the benefit of Subscriber’s heirs or assigns, as the case may be.  Subscriber shall have no right to assign or transfer any rights of Subscriber hereunder without the express written consent of the Company.  This Subscription Agreement shall be governed by the laws of the State of Colorado.

12.           Subscriber will fund and close its investment under this Subscription Agreement upon the satisfaction of the events and in the amounts as set forth below:
a)           The Company will issue and sell and Subscriber will purchase from the Company 10,000 of the Shares upon the first confidential filing with the SEC of an 5¬1 registration statement with respect to the IPO.
b)           The Company will issue and sell and Subscriber will purchase from the Company 30,000 of the Shares upon the first public filing with the SEC of an S-1 registration statement with respect to the IPO.

c)           The Company will issue and sell and Subscriber will purchase from the Company 40,000 of the Shares upon the date the prospectus including pricing information with respect to the IPO is filed with the SEC and is available to be printed and circulated in accordance with the rules and regulations promulgated under the Securities Act.
d)           The Company will issue and sell and Subscriber will purchase from the Company 140,000 of the Shares upon the closing of the IPO.

The Company will provide Subscriber written notice, via email, to the address set forth in this Subscription Agreement as soon as practicable following the completion of an event set forth in Section 13.  Subscriber agrees to fund and close the purchase of the Shares in connection with the completion of such an event within two (2) business days of the date of its respective written notice.

13.           Subscriber shall have five (5) days to cure any breach of its obligation to fund and close any purchase as provided in this Subscription Agreement.  A default by Subscriber to fund and close any single purchase shall not result in a termination of this Subscription Agreement or either party’s obligation to close subsequent purchases upon completion of any remaining events.  However, the Company shall have the right to terminate any single funding event that is not cured within the five (5) day cure period as noted above, and shall deliver written notice, via email, to Subscriber to the address set forth herein.

14.           This Subscription Agreement will provide that, in the event that there are obligations of the parties under this Subscription Agreement required to be performed, but not yet performed as of the applicable dates, and in the event the IPO is not closed on or before March 31, 2016 Subscriber will have no further obligation to make any additional purchases under this Subscription Agreement.  This notwithstanding, the parties may agree in writing to extend the term of this Subscription Agreement.

**********

EXECUTED BY THE PARTIES HERETO effective on the day and year set forth below.

/s/ John Vasquez
Printed or typed name of Subscriber

/s/ John Vasquez, Chairman/Member of Newport Capital Bancorp & National Community Development Fund I, LLC
Signature (& Title) of Subscriber

Dated 11/2/2015

SUBSCRIPTION ACCEPTED AND RECEIPT OF CONSIDERATION ACKNOWLEDGED:

AEGIS IDENTITY SOFTWARE, INC.

By:	/s/ Robert D. Lamvik
Name: Robert D. Lamvik
Title: Chief Executive Officer

Dated: 11/2/2015

PART I

SUBSCRIBER INFORMATION
FOR
INDIVIDUAL SUBSCRIBER

(TO BE COMPLETED BY ALL SUBSCRIBERS WHO ARE NATURAL PERSONS)

Name of Subscriber (Type or Print)	National Community Development Fund I, LLC

990 S. Broadway, Suite 420	Same
Residence Address	Mailing Address – Street

Denver CO 80209
City State Zip	City Sate Zip

/s/ John Vasquez
Signature of Subscriber

Telephone	Social Security # or Tax ID

Signature of Joint Subscriber (if any)

27-384822
Social Security # or Tax ID

PART II

ACCREDITATION CRITERIA

TO BE COMPLETED BY ALL SUBSCRIBERS

The Company may accept any number of “accredited investors” as defined within the meaning of Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission.  An accredited investor is one who fulfills any one of the following Criteria:

A            For an INDIVIDUAL INVESTOR (a natural person), please indicate (by a check) which criteria, if any, apply:

☐
Individual income in excess of $200,000 in each of the two most recent years or joint income (with such investor’s spouse) in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.

☐	Individual net worth, or joint net worth (with such investor’s spouse), of $1,000,000 or more.

☐	A director or executive officer of the Company.

B.           For a LEGAL ENTITY (other than a natural person), please indicate (by a check) which criteria, if any apply:

☐	A bank, savings and loan association or similar institution, as defined in the Securities Act of 1933, whether acting in its individual or fiduciary capacity.

☐	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐	Insurance company as defined in the Securities Act of 1933.

☒	An investment company registered under the Investment Company Act of 1940.

☐	A business development company as defined in the Investment Company Act of 1940.

☐	A private business development company as defined in the Investment Advisors Act of 1940.

☐	A Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958.

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐
An employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, the investment decisions are made solely by persons that are accredited investors.

☐
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring” the securities offered, whose purchase is directed by a “sophisticated” person as defined in the Securities Act of 1933.

EXECUTED BY SUBSCRIBER effective on the day and year set forth below.

National Community Development Fund I, LLC
Printed or typed name of Subscriber

/s/ John Vasquez
Signature (& Title) Subscriber

Dated 11/2/2015

EXHIBIT A

FORM OF LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is made and entered into as of the 2nd day of November, 2015, between Aegis Identity Software, Inc., a Colorado corporation (the “Company”), and National Community Development Fund I, LLC, an individual, sometimes referred to herein as the “Shareholder.”  For all purposes of this Agreement, “Shareholder” includes any affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert.

WHEREAS, the Shareholder is acquiring shares of the Company’s common stock in a private offering pursuant to a Subscription Agreement executed on the same date hereof and subject to this Agreement; and

WHEREAS, it is intended that the shares of common stock of the Company covered by this Agreement shall include all common stock acquired by the Shareholder from the Company in the private offering pursuant to which this Agreement was executed (the “Common Stock”);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Lock-Up Restriction.  Except as otherwise expressly provided herein, and except as Shareholder may be otherwise restricted from selling shares of Common Stock under applicable federal or state securities laws, rules and regulations and Securities and Exchange Commission (the “SEC”) interpretations thereof, Shareholder may only publicly sell Common Stock subject to the following conditions, commencing on the execution and delivery of this Agreement and for the twelve (12) month period following the effective date of a Form S-1 Registration Statement to be filed by the Company with the SEC (the “Effective Date”), regardless of whether the filing is made on Form S-1 Registration Statement or by reason of the filing of some other valid form of Registration Statement by the Company with the SEC (the “Lock-Up Period”):

1.1           Leak-Out Provisions.  The Shareholder will only be allowed to sell shares of Common Stock during the Lock-Up Period pursuant to the following conditions:

a.	25% of the shares of Common Stock purchased by Shareholder may be sold within the first 90 days of the Effective Date.
b.
Up to an additional 25% of the shares of Common Stock purchased by Shareholder may be sold from 91 days to 180 days following the Effective Date provided that the daily trading stock price has increased 25% and remained above this percentage for a period of not less than ten (10) consecutive trading days.

c.	Up to an additional 25% of the shares of Common Stock purchased by Shareholder may be sold from 181 days to 270 days following the Effective Date.
d.
25% of the shares of Common Stock purchased by Shareholder may be sold once the stock price has exceeded an increase of a minimum of 50% from the initial trading price and maintained the increased price for a period of time not less than 20 consecutive trading days.

e.
The above limitations are all on a non-cumulative basis, meaning that if no Common Stock was sold during time frame when the Common Stock was qualified to be sold, such shares of Common Stock cannot be sold in the next successive time frame.

1.2           Rule 144 Limitations.  Subsequent to the Lock-Up Period, the Shareholder will only publicly sell shares of the Shareholder’s Common Stock pursuant to and in full compliance with the provisions of Rule 144.  The Shareholder acknowledges that if he/she/it is deemed an “affiliate” then leak-out limitations and/or requirements will apply under Rule 144 and Shareholder agrees to comply in full with such provisions.

1.3           Restrictive Legend.  An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of the Company’s transfer agent shall reflect such appropriate restrictions.

1.4           Short Selling.  The Shareholder agrees that they will not engage in any short selling of the Common Stock of the Company during the Lock-Up Period.

1.5           Transfers.  Any transferee of any of the shares of Common Stock of the Shareholder that is covered by this Agreement in a private sale shall be subject to (i) the receipt by the Company of a legal opinion from legal counsel satisfactory to the Company to the effect that the private sale complies with a valid exemption from the provisions of the Securities Act of 1933, as amended (the “Securities Act”), (ii) the same resale conditions of this Agreement respecting the resale of any Common Stock acquired from the Shareholder, and (iii) for all such purposes, any such transferee shall be a “Shareholder” as defined herein.

1.6           Transfer Agent Instruction.  Shareholder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock held by the Shareholder except in compliance with the restrictions contained herein.

2.           Broker/Dealer Agreement.  The delivery of a duly executed copy of the Broker/Dealer Agreement by the Shareholder’s broker and a duly executed Seller’s Resale Agreement by the Shareholder in a form acceptable to the Company and shall be satisfactory evidence for all purposes of this Agreement that the Shareholder and his/her/its broker will comply with the “brokers’ transactions” and “manner of sale” requirements of this Agreement, and no further evidence thereof will be required of the Shareholder; provided, however, the Company may confirm such compliance with any Shareholder and the Shareholder’s broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement.

3.           Waiver of Restrictions.  Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock.  Unless otherwise agreed, all such waivers shall be pro rata, as to all Shareholders who have executed a Lock-Up/Leak-Out Agreement with the exact terms as stated in this Lock-Up/Leak-Out Agreement.

4.           Other Corporate Transactions.  In the event of: (a) a completed tender offer to purchase all or substantially all of the Company’s issued and outstanding securities; or (b) a merger, consolidation or other reorganization of the Company with or into an unaffiliated entity, then this Agreement shall terminate as of the closing of such event, and the Common Stock restricted pursuant hereto shall be released from such restrictions.

5.           Shareholder Rights.  Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholder shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

6.           Counterparts.  This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.  Facsimile or electronic copies with signatures shall be given the same legal effect as an original.

7.           Notices.  All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery, electronic transmission or hand-delivered to all parties to this Agreement, to the Company, at 750 W. Hampden Ave., Suite 500, Englewood, CO 80110, legal@aegisidentity.com, and to the Shareholder, at the address in the counterpart signature page.  All notices shall be deemed to be given on the same day if delivered by hand, upon completion of electronic transmission with electronic evidence of receipt, or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

8.           Restrictions under Other Laws.  The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable federal and state securities laws, rules and regulations.

9.           Injunctive Relief.  The Company or the Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof.  The Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or any the non-defaulting Shareholder may suffer as a result of any breach or continuation thereof.

10.           Entire Agreement.  This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto and approved by a majority of non-interested members of the Board of Directors of the Company.

11.           Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholder agree that any action based upon this Agreement may be brought in the United States and state courts of Colorado only, and submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

12.           Attorney’s Fees.  In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

Aegis Identity Software, Inc.

/s/ Robert D. Lamvik
Name:	Robert D. Lamvik
Title:	Chief Executive Officer
Date:	11/2/2015

LOCK-UP/LEAK-OUT AGREEMENT
COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) dated as of the 2nd day of  November, 2015, among Aegis Identity Software, Inc., a Colorado corporation (the “Company”); and National Community Development Fund I, LLC, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below or hereafter acquired during the Lock-Up Period and the Leak-Out Period as defined in the Agreement.

Individual Investor

John Vasquez for National Community Development Fund I, LLC
(Printed Name)

990 S. Broadway, Suite 420
(Street Address)

Denver CO 80209
(City and State)

(Email Address)

(Number of Shares Owned)

(Date)